UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2003
                                                            -----------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-31565                06-1377322
-------------------------------  ----------------------    ------------------
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
 incorporation or organization)                            Identification No.)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.              Changes in Control of Registrant
                     --------------------------------

                     Not applicable.

Item 2.              Acquisition or Disposition of Assets
                     ------------------------------------

                     Not applicable.

Item 3.              Bankruptcy or Receivership
                     --------------------------

                     Not applicable.

Item 4.              Changes in Registrant's Certifying Accountant
                     ---------------------------------------------

                     Not applicable.

Item 5.              Other Events
                     ------------

                     Not applicable.

Item 6.              Resignations of Registrant's Directors
                     --------------------------------------

                     Not applicable.

Item 7.              Financial Statements and Exhibits
                     ---------------------------------

                    (a) No financial statements of businesses acquired are required.

                    (b)  No pro forma financial information is required.

                    (c) Attached as an exhibit is a news release announcing that the Company's Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM)) units will begin trading on the New York Stock Exchange on Monday, May 5, 2003 under the symbol "NYB PrU".

Item 8.              Change in Fiscal Year
                     ---------------------

                     Not applicable.

Item 9.              Regulation FD Disclosure
                     ------------------------

                     On May 5, 2003, New York Community Bancorp, Inc. (the "Company") issued a news release announcing that its BONUSES units will begin trading on the New York Stock Exchange on Monday, May 5, 2003 under the symbol "NYB PrU".

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
                     ---------------------------------------------------------

                     Not applicable.

Item 11.             Temporary Suspension of Trading Under Registrant's Employee
                     Benefit Plans
                     -----------------------------------------------------------

                     Not applicable.

Item 12.             Results of Operations and Financial Condition
                     ---------------------------------------------

                     Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       May 5, 2003                    NEW YORK COMMUNITY BANCORP, INC.
--------------------------
          Date
                                      /s/ Joseph R. Ficalora
                                      ------------------------------------------
                                      Joseph R. Ficalora
                                      President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1 News release issued on May 5, 2003 announcing that the Company's BONUSES units will begin trading on the New York Stock Exchange under the symbol "NYB PrU".